Exhibit 99.1

Vyome A US-India healthcare platform with clinical-stage immuno-inflammation assets PENDING MERGER $RSLS TO $HIND CORPORATE PRESENTATION DECEMBER 2024

VYOME THERAPEUTICS, INC. (“Vyome”) Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on Vyome’s current beliefs and expectations. These forward-looking statements include expectations regarding Vyome’s development of its drug candidates, including the timing of its clinical trials and regulatory submissions. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Vyome's reliance on third parties over which it may not always have full control, public health crises, epidemics and pandemics such as the COVID-19 pandemic, including its impact on the timing of Vyome’s regulatory and research and development activities, Any forward-looking statements speak only as of the date of this presentation and are based on information available to Vyome as of the date of this presentation. and Vyome assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. References to any publications, reports, surveys or articles prepared by third parties should not be construed as depicting the complete findings of the entire publication, report, survey or article. The information in any such publication, report, surveys or article is not incorporated by reference in this presentation. 2

Vyome is building a 3-pillared healthcare platform in the US-India innovation corridor ..We intend to list on Nasdaq via reverse merger with $RSLS under the ticker $HIND We have invested nearly a decade and millions of dollars to build a set of immuno-inflammatory assets with several 12-24 month catalysts DID YOU KNOW… an ancient name for India $125B+ by 2028* The immuno-inflammatory market is expected to be HIND Cambridge, MA HQ Home to MIT and Harvard 3 *Allied Market Research – Anti-Inflammatory Therapeutics Market Review

At Vyome, we are passionate about transforming healthcare based on world-class science & talent leveraging the US-India innovation corridor Pharma Medical devices AI in healthcare VYOME ($RSLS -> $HIND) US INDIA 4 Vyome has a 3-pillar plan and it intends to build, acquire, or partner with assets in each pillar

1 2 3 Lower-risk biotech assets with significant catalysts in the next 12-24 months Compelling valuation based on comparable transactions; no debt Powerful US-India value capture opportunity at the optimal time • Vyome has been developing Indian research talent for a decade • US-India relationship expected to grow significantly, especially under the Trump-Modi governments, leading to further capital markets and innovation opportunities to capture • Using known drugs for new unmet indications (reduces risk) • Going after indications that offer low regulatory bar for approval (lower cash need) • Large market opportunity with near-term catalysts • A significant discount to a well-supported valuation • No debt and clean capital structure • At the intersection of several positive public investor themes: biotech, innovation, global macro, and emerging markets Why invest in Vyome? We believe we would be the first venture-backed Indo-US biopharma to list on the Nasdaq 5

US-India special relationship and our positioning unlocks significant capital markets and innovation opportunity Ambassador Frank Wisner Former US Ambassador to India & Vyome Board Member to-be Act on emerging health tech opportunities through deal-making Create cost arbitrage opportunities for capital efficiency Access capital markets looking for plays on US/India innovation 6

The current biotech assets offer a low-risk way to unlock significant value over the next 12-24 months Malignant Fungating Wound Uveitis (steroid replacement) Inflammatory acne* $2.5B1 Market size $6M Capital required 2027 Potential value inflection timeline $2.6B2 $3M $6.0B3 - (pivotal data) by 2032 2026 Phase 1 by 2028* 2025 Potential partnership deal 1 Based on 60-100K patients in U.S. (10% of ~600K cancer deaths per year in U.S.), and 1M patients globally (10% of ~10M advanced cancer patients). Based on average of 5-15% incidence of cancer patients developing MFW (from The Microbiome, Malignant Fungating Wounds, and Palliative Care. Front. Cell. Infect. Microbiol., November 2019). 2. https://www.imarcgroup.com/uveitis-treatment-market 3. Total global acne market is forecasted to grow to $11.6B by 2028. https://www.marketdataforecast.com/market-reports/acne-medication-market Inflammatory acne comprises over 50% of the acne market. https://www.verifiedmarketresearch.com/product/acne-medication-market/ Vyome assets 7

Malignant Fungating Wound (MFW) is $1B/year unmet need with no approved drug; the latest data on Vyome's drug shows strong efficacy[1]



What is MFW?
MFW is a non-healing wound that occurs when cancer breaks through the skin, causing infection and inflammation. Patients suffer from extreme odor, pain, low self-esteem, and social isolation.

MFW afflicts ~10%* of terminal cancer patients & generates a strong odor that dramatically impairs quality of life and care for a patient's final years

* The Microbiome, Malignant Fungating Wounds, and Palliative Care. Front. Cell. Infect. Microbial., November 2019, EASED study (2023).

60,000[2] new patients/year

$10-20K[3] lifetime value per patient

~$1B[4]/year
US market opportunity

No approved drug and thus potential orphan designation with faster track to development

Why is Vyome **best-positioned?**

New data released in December 2024 shows a **75%+ reduction in odor and 50%+ increase in quality of life**

Vyome's lead drug has the **right mechanism to treat the symptoms of MFW**

The company will actively engage with the FDA in 2025 as it plans an **efficient pivotal trial**

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1. Investigator-initiated proof of concept phase 2 clinical study of VT-1953

2 The Microbiome, Malignant Fungating Wounds, and Palliative Care. Front. Cell. Infect. Microbial., November 2019, EASED study (2023) https://acsjournals.onlinelibrary.wiley.com/doi/10.3322/caac.21820

3. Average 60 days of treatment needed per patient. (From Kuge et al, Jpn J Clin Oncol, 1995). Total cost per patient: $200 ×60 Days= $12,000.. $200 per day arrived at using the cost of an average gel tube cost and the amount of gel needed per day (Watanabe et al, Support Care Cancer. 2016; 24: 2583–2590), assuming average MFW size of 57cm² (Pen and Dai et al,J of Int. Med Res, 2019)..

4. 60K patients multiplied by an average of $16K pricing will come at ~$1B

Vyome's 2 biotech asset areas form a pipeline **addressing large unmet markets**

Our strategy

Use an unmet orphan indication for low-risk and cost-efficient development to open larger opportunities

Topical inflammatory diseases

MFW

A DNA Gyr/MD2-TLR inhibitor

Pivotal studies in 2024

Potential FDA filing for MFW in 2027

~$9.5B by 2030[1]
Pressure sores

~$6B by 2028[3]
Inflammatory Acne

~$15.8B by 2032[2]
Diabetic foot ulcer

Steroid replacement for inflammatory ophthalmic diseases

Uveitis

IMPDH inhibitor

Phase 1 in Q3 2026

Potential FDA filing for uveitis in 2029

~$4.7B[a] by 2030
Scleritis

~$13B[b] by 2030
Dry-eye-disease

~$8.73B[c] by 2033
Post-operative cataract surgery inflammation

~$2.3B[d] by 2031
Blepharitis

1. https://www.skyquest.com/report/pressure-ulcers-treatment-market#:~:text=Global%20Pressure%20Ulcers%20Treatment%20Market%20Insights,period%20(2023%2D2030).
2. https://www.gminsights.com/industry-analysis/diabetic-ulcers-treatment-market
3 Total global acne market is forecasted to grow to $11.6B by 2028. https://www.marketdataforecast.com/market-reports/acne-medication-market
Inflammatory acne comprises over 50% of the acne market. https://www.verifiedmarketresearch.com/product/acne-medication-market/

a. Market Research Future – Scleritis Market.
b. Fortune Business Insights – Dry Eye Syndrome Market
c. Future Market Insights – Post Operative Cataract Surgery Inflammation Market.
d. Business Research Insights – Blepharitis Market Report.

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Vyome is focused on unlocking multiple value inflection points from its core pharma assets over the next 12-24 months

MFW Program (anticipated milestones)

Key catalysts

Quarter	Milestone	Detail
Q4 2024	IIT study interim read outs	Anticipated close of Nasdaq reverse-merger
Q1 2025	Appointment of CRO for pivotal study. Full readout of IIT study.	Pre-IND meeting, IIT study start
Q2/Q3 2025	Pivotal trial protocol approved by FDA	Pre-IND Tox
Q1 2026	First patient recruitment	Tox, CMC
Q2 2026	**25%** of patient recruitment completed	IND filing
Q2 2026	**50%** of patient recruitment completed	FDA approval of Phase 1 & 2 study protocol
Q3 2026	**75%** recruitment completed	First patient recruitment
Q4 2026	**100%** recruitment completed	Last patient recruitment
Q1 2027	Pivotal study Readouts	Study Readouts

Uveitis Program (anticipated milestones)

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Vyome has a compelling entry valuation, no debt, and a narrative appealing to several types of investors merger valuation $120M market comparables valuation $400M+ debt $0M Themes investors allocate 4 Healthcare India Innovation Global macro 11

Notes: Stage / Phase, Modality, and Market Size refer to that of the Company’s Lead Program / Platform. 1) Vyome market capitalization is based on the implied value attributed to the Company in the reverse merger process. Additional sources: Company websites, press releases, presentations, reports, and filings, FactSet market data as of 11/01/2024. Lead Indication Stage / Phase Market Size Program Stages Market Cap ($MM) Metastatic Castrate Resistant Prostate Cancer Phase 1/2 ~$13B (2023) 3 clinical 0 pre-clinical $134 Pulmonary Arterial Hypertension Phase 2 ~$7B (2023) 1 clinical 0 pre-clinical $198 Chronic Granulomatous Disease (CGD) Phase 1/2 ~1.3B (2023) 1 clinical 5 pre-clinical $529 Psoriasis Phase 2 ~$25B (2023) 3 clinical 2 pre-clinical $534 Severe Asthma, CRSwNP, & COPD Phase 2 ~7.5B (2023) 3 clinical 0 pre-clinical $1,271 Myasthenia Gravis & Thyroid Eye Disease Phase 3 ~$4B (2023) 4 clinical 1 pre-clinical $4,314 ~$3B (Current) 2 clinical 1 pre-clinical $120 Malignant fun gating wound Phase 2 (1) Denotes aspirational comparable company 12 Public Comparables Average Market Cap. of $419M (not including Immunovant) Inflammation & Immunology Market Players

Notes: 1) Represents the market capitalizations on the trading day before it was announced that each respective company was to be acquired, unless otherwise noted. 2) Vyome market capitalization is based on the implied value attributed to the Company in the reverse merger process. 3) Landos Biopharma’s market capitalization represents the aggregate transaction value of the Company’s pending acquisition by AbbVie at $20.42 per share in cash upon closing (~$137.5MM) plus one non-tradable contingent value right per share with a value of up to $11.14 per share (an additional ~$75MM), subject to the achievement of a clinical development milestone. 4) Escient Pharmaceutical’s market capitalization represents the aggregate transaction cost that Incyte acquired the Company and its assets for plus its net cash remaining at the close of the transaction, subject to customary adjustments. Additional sources: Company websites, press releases, presentations, reports, and filings, FactSet market data. Inflammatory bowel disease Phase 2 ~$30B (Current) 1 clinical 0 pre-clinical $5,419 Lead Indication Stage / Phase Market Size Program Stages Market Cap ($MM) Atopic dermatitis Phase 2 ~$9.3B (2023) 2 clinical 0 pre-clinical $750 ~$3B (Current) 2 clinical 1 pre-clinical $120 Ulcerative colitis Phase 2 ~$9B (2031) 1 clinical 3 pre-clinical $213 Inflammatory bowel disease Phase 2 ~$30B (Current) 1 clinical 0 pre-clinical $1,595 Ulcerative colitis Phase 3 ~$9B (2031) 4 clinical 1 pre-clinical $3,063 Systemic lupus erythematosus Phase 2 ~$3B (2025) 2 clinical 2 pre-clinical $2,553 Psoriasis Phase 2 ~$25B (2023) 1 clinical 3 pre-clinical $1,616 Malignant fun gating wound Phase 2 (1) (2) (3) (4) Denotes private company at time of acquisition 13 Precedent M&A Comparables Acquired Inflammation & Immunology Market Players Average Market Cap. of $2.8B (includes Morphic, DICE, Alpine, Arena, Prometheus) and Transaction Price of $482M (includes Landos and Escient)

Vyome has an ideal team to execute its plan

Deep expertise in building and scaling companies; scientific thought leaders in drug development; extensive US-India crossborder experience



Dr. S Sengupta, Ph.D
Co-Founder

Associate Prof. of Medicine, **Harvard Medical School**

Expert in drug discovery

AIIMS Gold Medalist

Board member of **Famygen**, acquired by Viatris for $300M



Venkat Nelabhotla
CEO & Co-Founder

25+ yrs of business experience

Led and scaled $1+ billion companies in the healthcare & life sciences space

Ex-CEO at Emami $2.5B company



Krishna Gupta
Chairman

CEO of Remus Capital

Contrarian investor at **Presto, Allurion, EquipmentShare, Ginger**

Experienced at **McKinsey & JPM**

2 BS degrees from **MIT**



Mohanjit Jolly
Board Member

Founding partner at **Iron Pillar**

Served as a Partner at **Draper Fisher Jurvetson for 9 years**

Partner at **Garage Tech Ventures**

Board of The **SETI Institute**

MBA from The Anderson School, B.S. and M.S. from MIT

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